Class A Shares (VCAPX)

Class C Shares (VCCPX)

Class I Shares (VCIPX)

Class L Shares (VCPLX)

June 26, 2018

Supplement to the Class A and Class C Prospectus, Class I Prospectus, and Class L Prospectus (the “Prospectuses”) and the Statement of Additional Information (“SAI”), each dated January 19, 2018

_________________________________________________________________________________________________

Effective on or about June 26, 2018, the Fund’s Class I shares and Class L shares will not be available for purchase after June 26, 2018 and all references to the Class I shares and Class L shares are removed in their entirety. Please refer to the Fund’s Class A and Class C prospectus for general information regarding Class A shares or Class C Shares.

Effective July 2, 2018, U.S. Bank N.A., with its principal place of business at 425 Walnut Street, Cincinnati, Ohio 45202, will replace MUFG Union Bank, N.A. as the custodian for Vertical Capital Income Fund (the “Fund”). Accordingly, all references to MUFG Union Bank, N.A. in the Prospectuses and SAI are removed and replaced with U.S. Bank, N.A. All disclosures to the contrary in the Prospectuses and SAI should be disregarded.

Additionally, at a meeting held on May 15, 2018, the Board of Trustees of the Fund elected Robert J. Chapman to serve as Treasurer of the Fund and Principal Financial Officer. Accordingly, all references to S. Jason Hall, the former Treasurer of the Fund, are removed. All disclosures to the contrary in the SAI should be disregarded.

*************

This Supplement, the Prospectuses and the SAI, each dated January 19, 2018, provide relevant information for all shareholders and should be retained for future reference. The Prospectuses and SAI have been filed with the Securities and Exchange Commission, and are incorporated by reference, and can be obtained without charge by calling toll-free 1-866-277-8243.